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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 23, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                       1-467             84-0513668
(State or other jurisdiction of    (Commission File        (IRS Employer
incorporation or organization)          Number)            Identification No.)


921 Bergen Avenue, Jersey City, New Jersey                 07306
(Address of principal executive offices)                   (Zip Code)


(Registrant's telephone number, including area code)       (201) 420-2796

                                 Not Applicable
         (Former name or former address, if changed since last report.)



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ITEM 7.  Financial Statements and Exhibits

         a. Not applicable.

         b. Not applicable

         c. Exhibits

         The following exhibit is filed with this report:

    ---------------------- -----------------------------------------------------
    Exhibit Number         Description
    ---------------------- -----------------------------------------------------
    ---------------------- -----------------------------------------------------
    ---------------------- -----------------------------------------------------
    99.1                   Press release dated April 23, 2004
    ---------------------- -----------------------------------------------------

ITEM 9.  Regulation FD Disclosure

         The Company today issued a press release attached as Exhibit 99.1 to announce that it has sold its U.S. oil and gas business. This report is being furnished pursuant to Item 9.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 26, 2004                          WILSHIRE ENTERPRISES, INC.
                                                (Registrant)



                                                By:  /s/ Philip G. Kupperman
                                                     -------------------------
                                                     Philip Kupperman
                                                     President